Exhibit 10.1

Semiannual Servicer’s Certificate
CenterPoint Energy Transition Bond Company II, LLC
$1,851,000,000 Series A Transition Bonds

Pursuant to Section 6 of Annex 1 to the Transition Property Servicing Agreement (the "Agreement"), dated as of December 16, 2005, between
CenterPoint Energy Houston Electric, LLC, as Servicer, and CenterPoint Energy Transition Bond Company II, LLC, as Issuer,
the Servicer does hereby certify as follows:

Capitalized terms used in this Semiannual Servicer’s Certificate have their respective meanings as set forth in the Agreement. References herein to certain sections and subsections are references to the respective sections and subsections of the Agreement.

Collection Periods: January 31, 2008 through July 30, 2008
Payment Date: August 1, 2008
Today's Date: July 30, 2008

1. Collections Allocable and Aggregate Amounts Available for Current Payment Date:
i.	Remittances for the January 31, 2008 Collection Period	141,585.57
ii.	Remittances for the February 1 through 29, 2008 Collection Period	12,598,724.49
iii.	Remittances for the March 1 through 31, 2008 Collection Period	12,588,677.39
iv.	Remittances for the April 1 through 30, 2008 Collection Period	12,409,302.19
v.	Remittances for the May 1 through 31, 2008 Collection Period	13,406,246.49
vi.	Remittances for the June 1 through 30, 2008 Collection Period	12,808,044.52
vii.	Remittances for the July 1 through 30, 2008 Collection Period	17,203,492.59
viii.	Net Earnings on Collection Account		[1/1/08 through 6/30/08]
	General Subaccount	712,965.77
	Capital Subaccount	146,068.49
	Excess Funds Subaccount	172,246.26
ix.	General Subaccount Balance (sum of i through viii above)	82,187,353.76

x.	Excess Funds Subaccount Balance as of Prior Payment Date	12,140,488.33
xi.	Capital Subaccount Balance as of Prior Payment Date	9,255,000.00
xii.	Collection Account Balance (sum of ix through xi above)	103,582,842.09

2. Outstanding Amounts as of Prior Payment Date:
i.	Tranche A-1 Principal Balance	89,916,590.00
ii.	Tranche A-2 Principal Balance	368,000,000.00
iii.	Tranche A-3 Principal Balance	252,000,000.00
iv.	Tranche A-4 Principal Balance	519,000,000.00
v.	Tranche A-5 Principal Balance	462,000,000.00
vi.	Aggregate Principal Balance of all Series A Transition Bonds	1,690,916,590.00

3. Required Funding/Payments as of Current Payment Date:
		Projected
		Principal	Semiannual
	Series A Principal	Balance	Principal Due

i.	Tranche A-1	50,875,178.00	39,041,412.00
ii.	Tranche A-2	368,000,000.00	0.00
iii.	Tranche A-3	252,000,000.00	0.00
iv.	Tranche A-4	519,000,000.00	0.00
v.	Tranche A-5	462,000,000.00	0.00
vi.	For all Series A Transition Bonds	1,651,875,178.00	39,041,412.00

		Transition	Days in
		Bond	Interest
		Interest Rate	Period (1)	Interest Due

vii.	Required Tranche A-1 Interest	4.840%	180	2,175,981.48
viii.	Required Tranche A-2 Interest	4.970%	180	9,144,800.00
ix.	Required Tranche A-3 Interest	5.090%	180	6,413,400.00
x.	Required Tranche A-4 Interest	5.170%	180	13,416,150.00
xi.	Required Tranche A-5 Interest	5.302%	180	12,247,620.00
	(1) On 30/360 Day basis.			43,397,951.48
				Funding
		Required Level		Required

xii.	Capital Subaccount	9,255,000.00		0.00

4. Allocation of Remittances as of Current Payment Date Pursuant to Section 8.02(d) of Indenture:
i.	Trustee Fees and Expenses	2,540.00
ii.	Servicing Fee	462,750.00	(1)
iii.	Administration Fee and Independent Managers Fee	50,000.00	(2)
iv.	Operating Expenses	41,393.67	(3)
v.	Semiannual Interest (including any past-due Semiannual Interest for prior periods)
				Per $1,000
				of Original
	Series A	Aggregate		Principal Amount

	1. Tranche A-1 Interest Payment	2,175,981.48		8.70
	2. Tranche A-2 Interest Payment	9,144,800.00		24.85
	3. Tranche A-3 Interest Payment	6,413,400.00		25.45
	4. Tranche A-4 Interest Payment	13,416,150.00		25.85
	5. Tranche A-5 Interest Payment	12,247,620.00		26.51

vi.	Principal Due and Payable as a result of (A) Event of Default or (B) on Final Maturity Date
				Per $1,000
				of Original
	Series A	Aggregate		Principal Amount

	1. Tranche A-1 Principal Payment	0.00		0.00
	2. Tranche A-2 Principal Payment	0.00		0.00
	3. Tranche A-3 Principal Payment	0.00		0.00
	4. Tranche A-4 Principal Payment	0.00		0.00
	5. Tranche A-5 Principal Payment	0.00		0.00

	(C) Principal Scheduled to be Paid on Current Payment Date
				Per $1,000
				of Original
	Series A	Aggregate		Principal Amount

	1. Tranche A-1 Principal Payment	39,041,412.00		156.17
	2. Tranche A-2 Principal Payment	0.00		0.00
	3. Tranche A-3 Principal Payment	0.00		0.00
	4. Tranche A-4 Principal Payment	0.00		0.00
	5. Tranche A-5 Principal Payment	0.00		0.00

vii.	Amounts Payable to Credit Enhancement Providers (if applicable)	N/A
viii.	Operating Expenses not Paid under Clause (iv) above	0.00
ix.	Funding of Capital Subaccount	146,068.49
x.	Net Earnings in Capital Subaccount Released to Issuer	0.00
xi.	Deposit to Excess Funds Subaccount	0.00
xii.	Released to Issuer upon Series Retirement: Collection Account	0.00
xiii.	Aggregate Remittances as of Current Payment Date	83,142,115.64

	(1) Servicing fee: $1,851,000,000 x .05% x 180/360 = $462,750.00
	(2) Administration fee: $100,000 x 180/360 = $50,000.00
	(3) Reimbursement to Administrator for fees/expenses paid to outside legal counsel ($10,555.00), printer ($5,690.00), independent public accountant ($5,141.00), rating agencies ($10,000.00) and L/C issuing bank ($10,007.67)
5. Subaccount Withdrawals as of Current Payment Date
(if applicable, pursuant to Section 8.02(d) of Indenture):
i.	Excess Funds Subaccount (available for 4.i. through 4.ix.)	954,761.88
ii.	Capital Subaccount (available for 4.i. through 4.viii.)	0.00
iii.	Total Withdrawals	954,761.88

6. Outstanding Amounts and Collection Account Balance as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):

	Series A
i.	Tranche A-1 Principal Balance	50,875,178.00
ii.	Tranche A-2 Principal Balance	368,000,000.00
iii.	Tranche A-3 Principal Balance	252,000,000.00
iv.	Tranche A-4 Principal Balance	519,000,000.00
v.	Tranche A-5 Principal Balance	462,000,000.00
vi.	Aggregate Principal Balance for all Series A Transition Bonds	1,651,875,178.00

vii.	Excess Funds Subaccount Balance	11,185,726.45
viii.	Capital Subaccount Balance	9,401,068.49
ix.	Aggregate Collection Account Balance	20,586,794.94

7. Shortfalls In Interest and Principal Payments as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):
i.	Semiannual Interest
	Series A
	1. Tranche A-1 Bond Interest Payment	0.00
	2. Tranche A-2 Bond Interest Payment	0.00
	3. Tranche A-3 Bond Interest Payment	0.00
	4. Tranche A-4 Bond Interest Payment	0.00
	5. Tranche A-5 Bond Interest Payment	0.00

ii.	Semiannual Principal
	Series A
	1. Tranche A-1 Principal Payment	0.00
	2. Tranche A-2 Principal Payment	0.00
	3. Tranche A-3 Principal Payment	0.00
	4. Tranche A-4 Principal Payment	0.00
	5. Tranche A-5 Principal Payment	0.00

8. Shortfall in Required Subaccount Level as of Current Payment Date
(after giving effect to payments to be made on such Payment Date):
i.	Capital Subaccount	0.00

IN WITNESS HEREOF, the undersigned has duly executed and delivered this
Semiannual Servicer's Certificate this 30th day of July, 2008.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC, as Servicer

by:	/s/ Linda Geiger
	Linda Geiger
	Assistant Treasurer